Exhibit 32.3
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q of Southern Connecticut Bancorp, Inc. (the “Company”), I, Anthony M. Avellani, acting as chief accounting officer of the Company and of the Company’s wholly-owned subsidiary, The Bank of Southern Connecticut, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) The quarterly report on Form 10-Q of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in such quarterly report on Form 10-Q of the Company fairly presents, in all material respects, the financial condition and results of operations of the Company as of March 31, 2011.

Date:           May 13, 2011

By: /s/ ANTHONY M. AVELLANI Anthony M. Avellani Vice President and Chief Accounting Officer